Acquisition of Business (Tables)	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Schedule of purchase price allocation
June 01,
2019
Cash paid	1,895
Contingent Consideration(1)	-
Total acquisition price	$1,895

Recognized amounts of identifiable assets acquired:
Intangible assets, net (2)	953
Property and equipment, net	91
Inventory	380
Loss Contracts (3)	(614)
Net assets acquired	810
Goodwill(4)	1,085

(1) Company's management expects that the acquired business performance by August 2020 will not meet the profitability goals for contingent payment. Accordingly, no Contingent Consideration was recorded.

(2) The fair value adjustment estimate of identifiable intangible assets were determined using the "income approach", which is valuation technique that estimates the fair value of an assets based on market participants' expectations of the cash flow an assets would generate over its remaining useful life.

(3) Loss contracts - management identified certain contracts of the acquired operations of Imdecol as loss contracts as it was determined that the unavoidable costs of meeting the obligations under such contracts (i.e. the expected manufacturing costs and service costs including labor expenses) exceed the expected future economic benefits to be received. Those loss contracts were recognized as a liability at fair value as of the acquisition date.

(4) As part of the purchase price allocation for the acquisition, the Company recorded goodwill for $1,085. Goodwill reflects the value or premium of the acquisition price in excess of the fair values assigned to specific tangible and intangible assets net of the fair value of. Goodwill has an indefinite useful life and therefore is not amortized as an expense (the goodwill balance is not deductible for income tax purposes), but is reviewed annually for impairment of its fair value to the Company. The purchase price intrinsically recognizes the benefits of the broadened depth of new markets and management team and is primarily attributable to expected synergies (See also Note 8B).

Schedue of pro forma information
Year ended December 31
2018
Unaudited
Revenues	$38,029
Net Income	$987
Basic and diluted net Income per share	$0.26